Filed pursuant to 497(e) and 497(k)

File Nos. 2-91369 and 811-04041

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC.

State Street Premier Growth Equity V.I.S. Fund (the “Fund”)

(Class 1: SPGSX)

SUPPLEMENT DATED MARCH 20, 2026, TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”), EACH DATED MAY 1, 2025, AS MAY BE SUPPLEMENTED FROM TIME TO TIME

Effective immediately, Chris Sierakowski of SSGA Funds Management, Inc. (the “Adviser”) is added to the portfolio management team of the Fund. Additionally, the Fund announces that William Sandow is on temporary leave from the Adviser. Co-manager, Chris Sierakowski, will absorb the responsibilities of Mr. Sandow while Mr. Sandow is on leave and management of the Fund will continue without change. The Fund will supplement its prospectus to announce Mr. Sandow’s return as the Fund’s co-manager.

Accordingly, effective immediately the Summary Prospectus, Prospectus and SAI are amended as follows:

1)	The section titled “Investment Adviser” beginning on page 5 of the Summary Prospectus and the Prospectus is deleted and replaced with the following:

Investment Adviser

SSGA FM serves as the investment adviser to the Fund.

The professionals primarily responsible for the day-to-day management of the Fund are William Sandow and Chris Sierakowski. Mr. Sandow has served as a portfolio manager of the Fund since 2017 and Mr. Sierakowski since 2026.

William Sandow is a Vice President of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GE Asset Management Incorporated (“GEAM”) by the ultimate parent company of State Street Investment Management.

Chris Sierakowski, CFA, is a Managing Director of the Adviser and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. He joined the Adviser in 2016 through the acquisition of GEAM by the ultimate parent company of State Street Investment Management.

2)

The section titled “MANAGEMENT AND ORGANIZATION – Portfolio Management – State Street Premier Growth Equity V.I.S. Fund” on page 82 of the Prospectus is deleted in its entirety and replaced with the following:

State Street Premier Growth Equity V.I.S. Fund

William Sandow is a Vice President of State Street Investment Management and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Prior to this role, since 2012, Mr. Sandow was a senior research analyst and sector fund manager on the Fundamental Equity Research team covering biotechnology and pharmaceutical securities globally. He joined State Street Investment Management through the acquisition of GEAM by the ultimate parent company of State Street Investment Management in July 2016. Prior to joining GEAM in 2012, Mr. Sandow spent seven years at Allianz Global Investors in various research and growth portfolio management roles. He started his investing career in 2000 at RCM Capital Management. Mr. Sandow has a Bachelor of Science in Accounting from Boston College and a Master of Business Administration in Finance from Indiana University’s Kelley School of Business.

Chris Sierakowski, CFA, is a Managing Director of State Street Investment Management and a Portfolio Manager in the Fundamental Growth and Core U.S. Equity Group. Mr. Sierakowski joined State Street Investment Management through the acquisition of GEAM by the ultimate parent company of State Street Investment Management in July 2016. Prior to joining State Street Investment Management, Mr. Sierakowski served in various investment roles at

GEAM since 1999, including portfolio management and as a research analyst providing coverage for the software, computer hardware, semiconductors, business services, and payments industries. Prior to GEAM, Mr. Sierakowski spent several years in consulting and as an officer in the U.S. Army. Mr. Sierakowski has a Bachelor of Science in Economics from the United States Military Academy and a Master of Business Administration in Finance, Strategy, and Accounting from the University of Chicago Booth School of Business. He earned the Chartered Financial Analyst (CFA) designation and has been a member of the CFA Institute since 2002.

3)

In the table which lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts in the section “PORTFOLIO MANAGERS” beginning on page 61 of the SAI, the information is updated to include the number and types of accounts managed by Chris Sierakowski and the assets under management in those accounts:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)	Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Chris Sierakowski †	5	$9.17	12	$0.57	14	(1)	$4.43	(1)	$14.17

†	Information for Mr. Sierakowski is provided as of December 31, 2025.
(1)	Includes 2 accounts (totaling $388.75 million in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE